Exhibit 4.1

FOURTH SUPPLEMENTAL INDENTURE

between

LOGAN RIDGE FINANCE CORPORATION

and

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

Dated as of October 29, 2021

THIS FOURTH SUPPLEMENTAL INDENTURE (this “Fourth Supplemental Indenture”), dated as of October 29, 2021, is between Logan Ridge Finance Corporation, a Maryland corporation (the “Company”), and U.S. Bank National Association, as trustee (the “Trustee”). All capitalized terms used herein shall have the meaning set forth in the Base Indenture (as defined below).

RECITALS OF THE COMPANY

The Company and the Trustee executed and delivered an Indenture, dated as of June 16, 2014 (the “Base Indenture” and, as supplemented by this Fourth Supplemental Indenture, the “Indenture”), to provide for the issuance by the Company from time to time of the Company’s debt securities evidencing its secured or unsecured indebtedness (the “Securities”), to be issued in one or more series as provided in the Base Indenture.

The Company has duly authorized the creation, issue and sale of (a) $50,000,000 aggregate principal amount of the Company’s 5.25% Notes due 2026 issued in the form of Exhibit A (the “Initial Notes”) and (b) if and when issued as provided in the Registration Rights Agreement in a Registered Exchange Offer in exchange for any Initial Notes or otherwise registered under the Securities Act and issued in the form of Exhibit A, the Company’s 5.25% Notes due 2026 (the “Exchange Notes” and, together with the Initial Notes and any Additional Notes, the “Notes”). The Initial Notes, the Exchange Notes and any Additional Notes shall be treated as a single class for all purposes under this Indenture, including waivers, amendments, redemptions and offers to purchase. The Notes will be distributed only in transactions that are exempt from registration under the Securities Act and the securities laws of any other applicable jurisdiction and be subject transfer restrictions enumerated herein.

The Company previously entered into the First Supplemental Indenture, dated as of June 16, 2014 (the “First Supplemental Indenture”), the Second Supplemental Indenture, dated as of May 16, 2017 (the “Second Supplemental Indenture”), and the Third Supplemental Indenture, dated as of May 26, 2017 (the “Third Supplemental Indenture”), each of which supplemented the Base Indenture. None of the First Supplemental Indenture, the Second Supplemental Indenture or Third Supplemental Indenture is applicable to the Notes.

Sections 901(4) and 901(6) of the Base Indenture provide that, without the consent of Holders of the Securities of any series issued under the Base Indenture (as supplemented or amended from time to time by one or more indentures supplemental thereto), the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental to the Base Indenture to (i) change or eliminate any of the provisions of the Base Indenture (as supplemented or amended from time to time by one or more indentures supplemental thereto) when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision and (ii) establish the form or terms of Securities of any series as permitted by Section 201 and Section 301 of the Base Indenture.

The Company desires to establish the form and terms of the Notes and to modify, alter, supplement and change certain provisions of the Base Indenture for the benefit of the Holders of the Notes (except as may be provided in a future supplemental indenture to the Indenture (each, a “Future Supplemental Indenture”)).

The Company has duly authorized the execution and delivery of this Fourth Supplemental Indenture to provide for the issuance of the Notes and all acts and things necessary to make this Fourth Supplemental Indenture a valid, binding, and legal obligation of the Company and to constitute a valid agreement of the Company, in accordance with its terms, have been done and performed.

NOW, THEREFORE:

For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE I

TERMS OF THE NOTES

Section 1.01. Terms of the Notes. The following terms relating to the Notes are hereby established:

(a) The Notes shall constitute a series of Senior Securities having the title “5.25% Notes due 2026”. The Initial Notes offered and sold to QIBs shall bear a CUSIP number of 541098 AA7 and an ISIN number of US541098AA79.

(b) The aggregate principal amount of the Initial Notes that may be initially authenticated and delivered under the Indenture (except for Initial Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 304, 305, 306, 906, 1107 or 1305 of the Base Indenture, and except for any Securities that, pursuant to Section 303 of the Base Indenture, are deemed never to have been authenticated and delivered under the Indenture) shall be $50,000,000. In addition, Exchange Notes may be authenticated and delivered under this Indenture for issue in a Registered Exchange Offer pursuant to the Registration Rights Agreement in a like principal amount of the Initial Notes or Additional Notes exchanged pursuant thereto or otherwise pursuant to an effective registration statement under the Securities Act. Under a Board Resolution, Officers’ Certificate pursuant to Board Resolutions or a Future Supplemental Indenture, the Company may from time to time, without the consent of the Holders of Notes, issue additional Notes (in any such case, other than any Exchange Notes, “Additional Notes”) having the same ranking and the same interest rate, maturity and other terms as the Notes; provided that, if such Additional Notes are not fungible with the Notes (or any other tranche of Additional Notes) for U.S. federal income tax purposes, then such Additional Notes shall have different CUSIP numbers from the Notes (and any such other tranche of Additional Notes). Any Additional Notes and the existing Notes shall constitute a single series under the Indenture, and all references to the relevant Notes herein shall include the Additional Notes unless the context otherwise requires.

(c) The entire outstanding principal of the Notes shall be payable on October 30, 2026 unless earlier redeemed or repurchased in accordance with the provisions of the Indenture.

(d) Subject to the last sentence of this clause (d), the rate at which the Notes shall bear interest shall be 5.25% per annum. The date from which interest shall accrue on the Notes shall be October 29, 2021, or the most recent Interest Payment Date to which interest has been paid or provided for; the Interest Payment Dates for the Notes shall be April 30 and October 30 of each year, commencing April 30, 2022 (provided that, if an Interest Payment Date falls on a day that is not a Business Day, then the applicable interest payment shall be made on the next succeeding Business Day and no additional interest shall accrue as a result of such delayed payment); the initial interest period shall be the period from and including October 29, 2021, to, but excluding, the initial Interest Payment Date, and the subsequent interest periods shall be the periods from and including an Interest Payment Date to, but excluding, the next Interest Payment Date or the Stated Maturity, as the case may be; the interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, shall be paid to the Person in whose name the Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be April 15 and October 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Payment of principal of (and premium, if any, on) and any such interest on the Notes shall be made at the office of the Trustee located at 100 Wall Street, Suite 600, New York, NY 1600, Attention: Logan Ridge Finance Corporation (5.25% Notes Due 2026) or at such other address as designated by the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided, further, however, that, at the request of the registered Holder, the Company will pay the principal of (and premium, if any, on) and interest, if any, on the Notes by wire transfer of immediately available funds to an account at a bank in New York City, on the date when such amount is due and payable and as further set forth in Section 1001 of the Indenture; provided, further, however, that, so long as the Notes are registered to Cede & Co., such payment will be made by wire transfer in accordance with the procedures established by The Depository Trust Company and the Trustee. Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months. As of the date of an Interest Rate Adjustment Event to and until such date that an Interest Rate Adjustment Event is no longer continuing, the Notes will bear interest at the Adjusted Interest Rate.

(e) The Initial Notes will be distributed only in transactions that are exempt from registration under the Securities Act. Such Notes may thereafter be transferred only in accordance with the provisions of the Indenture.

(f) The Notes shall be initially issuable in global form (each such Note, a “Global Note”). The Global Notes and the Trustee’s certificate of authentication thereon shall be substantially in the form of Exhibit A to this Fourth Supplemental Indenture. Each Global Note shall represent the aggregate principal amount of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the Security Registrar, in accordance with Sections 203 and 305 of the Base Indenture.

(i) The Notes offered and sold to QIBs shall be issued initially in the form of one or more 144A Global Notes, which shall be deposited with, or on behalf of, the Depository (as hereinafter defined), or will remain in the custody of the Trustee pursuant to an agreement between the Depository and the Trustee.

(ii) Unrestricted Global Notes shall be issued in accordance with Section 1.02(b)(v) hereof and shall be deposited, duly executed by the Company and authenticated by the Trustee as hereinafter provided.

(g) The depository for such Global Notes (the “Depository”) shall be The Depository Trust Company, New York, New York, until a successor shall have been appointed and become such person, and thereafter, Depository shall mean or include such successor. The Security Registrar with respect to the Global Notes shall be the Trustee.

(h) The Notes shall be defeasible pursuant to Section 1402 or Section 1403 of the Base Indenture. Covenant defeasance contained in Section 1403 of the Base Indenture shall apply to the covenants contained in Sections 1007, 1008 and 1009 of the Indenture. For the avoidance of doubt, Article Four of the Base Indenture also applies to the Notes.

(i) The Notes shall be redeemable pursuant to Section 1101 of the Base Indenture and as follows:

(i) The Notes shall be redeemable in whole or in part at any time or from time to time, at the option of the Company, at a Redemption Price (calculated by the Company and reported to the Trustee) equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to, but excluding, the Redemption Date:

(a) 100% of the principal amount of the Notes to be redeemed, or

(b) the sum of the present value of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the Redemption Date) on the Notes to be redeemed, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 50 basis points;

provided, however, that if the Company redeems any Notes on or after the Par Call Date, the Redemption Price for the Notes will be equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

For purposes of calculating the Redemption Price in connection with the redemption of the Notes, on any Redemption Date, the following terms have the meanings set forth below:

“Comparable Treasury Issue” means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financing practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes being redeemed.

“Comparable Treasury Price” means (1) the average of the Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Par Call Date” means July 30, 2026, which is the date that is three months prior to the maturity date of the Notes.

“Quotation Agent” means a Reference Treasury Dealer selected by the Company.

“Reference Treasury Dealer” means each of any four primary U.S. government securities dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 3:30 p.m. New York City time on the third business day preceding such Redemption Date. All determinations made by any Reference Treasury Dealer, including the Quotation Agent, with respect to determining the Redemption Price will be final and binding absent manifest error.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue (computed as of the third business day immediately preceding the redemption), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Redemption Price and the Treasury Rate will be determined by the Company.

(ii) Notice of redemption shall be given in writing and mailed, first-class postage prepaid or by overnight courier guaranteeing next-day delivery, to each Holder of the Notes to be redeemed, not less than thirty (30) nor more than sixty (60) days prior to the Redemption Date, at the Holder’s address appearing in the Security Register; provided however that so long as the Notes are registered to Cede & Co., such notice shall be given in accordance with the procedures established by The Depository Trust Company and the Trustee. All notices of redemption shall contain the information set forth in Section 1104 of the Base Indenture.

(iii) Any exercise of the Company’s option to redeem the Notes shall be done in compliance with the Indenture and the Investment Company Act, to the extent applicable.

(iv) If the Company elects to redeem only a portion of the Notes, the Trustee or, with respect to the Global Notes, the Depository shall determine the method for selecting the particular Notes to be redeemed, in accordance with Section 1103 of the Base Indenture, the Investment Company Act and the rules of any national securities exchange or quotation system on which the Notes are listed, in each case to the extent applicable; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Note not redeemed to less than $2,000.

(v) Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest shall cease to accrue on the Notes called for redemption hereunder.

(j) The Notes shall not be subject to any sinking fund pursuant to Section 1201 of the Base Indenture.

(k) The Notes shall be issuable in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(l) Holders of the Notes shall not have the option to have the Notes repaid prior to the Stated Maturity, other than in accordance with Article Thirteen of the Indenture.

(m) The Notes are hereby designated as “Senior Securities” under the Indenture.

Section 1.02. Transfer and Exchange.

(a) Transfer and Exchange of Global Notes. A Global Note may not be transferred as a whole except by the Depository to a nominee of the Depository, by a nominee of the Depository to the Depository or to another nominee of the Depository, or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository. All Global Notes will be exchanged by the Company for Definitive Notes only if (i) the Company delivers to the Trustee notice from the Depository that it is unwilling or unable to continue to act as Depository or that it ceases to be a clearing agency registered under the Exchange Act and, in either case, a successor Depository is not appointed by the Company within 90 days after the date of such notice from the Depository or of such cessation, (ii) the Company in its sole discretion determines that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and delivers a written notice to such effect to the Trustee or (iii) an Event of Default has occurred or is continuing. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 304 and 306 of the Base Indenture. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to this Section 1.02 or Sections 304 and 305 of the Base Indenture, shall be authenticated and delivered in the form of, and shall be, a Global Note. A Global Note may not be exchanged for another Note other than as provided in this Section 1.02(a); however, beneficial interests in a Global Note may be transferred and exchanged as provided in Section 1.02(b) hereof.

(b) Transfer and Exchange of Beneficial Interests in the Global Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depository, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Notes also shall require compliance with subsections (i) through (vi) below, as applicable, as well as one or more of the other following subsections, as applicable:

(i) Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Restricted Notes Legend. Beneficial interests in any Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Security Registrar to effect the transfers described in this Section 1.02(b)(i).

(ii) All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 1.02(b)(i) above, the transferor of such beneficial interest must deliver to the Security Registrar (A) a written order from a Participant or an Indirect Participant given to the Depository in accordance with the Applicable Procedures directing the Depository to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged and (B) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Indenture and the Notes, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 1.02 hereof.

(iii) Other Transfer of Beneficial Interests to Another Restricted Global Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of Section 1.02(b)(ii) above and delivers a certificate in the form of Exhibit B hereto.

(iv) Transfer and Exchange of Beneficial Interests in Global Notes to Definitive Notes. In the event that a Global Note is exchanged for Definitive Notes in accordance with the terms of this Indenture (including Section 1.02(a)), such Notes may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 1.02 (b), (c), (d) and (e) (including the certification requirements set forth therein intended to ensure that such transfers comply with Rule 144A or such other applicable exemption from registration under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company (with notice to the Security Registrar and the Trustee) reasonably necessary to comply with applicable law.

(v) Transfer and Exchange of Beneficial Interests in a Restricted Global Note for Beneficial Interests in the Unrestricted Global Note. A beneficial interest in any Restricted Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note if the exchange or transfer complies with the requirements of Section 1.02(b)(ii) above and:

(A) such exchange or transfer is effected pursuant to a Registered Exchange Offer and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, makes any and all certifications required in the applicable letter of transmittal (or is deemed to have made such certifications if delivery is made through the Applicable Procedures) as may be required by such Registration Rights Agreement;

(B) such Notes are sold or exchanged pursuant to an effective registration statement under the Securities Act;

(C) such transfer is effected by a broker-dealer pursuant to an exchange offer registration statement; or

(D) the Security Registrar receives the following:

(1) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item 1(a) thereof; or

(2) if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item 4 thereof;

and, in each such case set forth in this subparagraph (D), if the Company or the Security Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Security Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Restricted Notes Legend are no longer required in order to maintain compliance with the Securities Act.

If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of a Company Order in accordance with Section 303 of the Base Indenture, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (B) or (D) above.

(c) Transfer or Exchange of Beneficial Interests for Definitive Notes.

(i) Beneficial Interests in Restricted Global Notes to Restricted Definitive Notes. If any holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Note, in each case in accordance with the terms of this Indenture (including Section 1.02(a)), then, upon receipt by the Security Registrar of the following documentation:

(A) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item 2(a) thereof;

(B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item 1 thereof;

(C) if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction and in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item 2 thereof;

(D) if such beneficial interest is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item 3 thereof;

(E) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item 3 thereof; or

(F) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate substantially in the form of Exhibit C hereto, including the certifications in item 3 thereof, the Trustee shall direct that the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 1.02(g) hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions provided by the holder a Restricted Definitive Note in the appropriate principal amount. Any Restricted Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 1.02(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Security Registrar through instructions from the Depository and the Participant or Indirect Participant. The Trustee shall deliver such Restricted Definitive Notes to the Persons in whose names such Notes are so registered. Any Restricted Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 1.02(c)(i) shall bear the Restricted Notes Legend and shall be subject to all restrictions on transfer contained therein.

(ii) Beneficial Interests in Restricted Global Notes to Unrestricted Definitive Notes. A holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note in accordance with the terms of this Indenture (including Section 1.02(a)) only if:

(A) such exchange or transfer is effected pursuant to a Registered Exchange Offer and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, makes any and all certifications required in the applicable letter of transmittal (or is deemed to have made such certifications if delivery is made through the Applicable Procedures) as may be required by such Registration Rights Agreement;

(B) such Notes are sold or exchanged pursuant to an effective registration statement under the Securities Act;

(C) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item 4(a) thereof; or

(D) such transfer is effected by a broker-deal pursuant to an exchange offer registration statement; and

(E) the Security Registrar receives the following:

(1) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Definitive Note that does not bear the Restricted Notes Legend, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item 1(b) thereof; or

(2) if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Definitive Note that does not bear the Restricted Notes Legend, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item 4 thereof;

and, in each such case set forth in this subparagraph (E), if the Company or the Security Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Security Registrar and the Trustee to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Restricted Notes Legend are no longer required in order to maintain compliance with the Securities Act.

(iii) Beneficial Interests in Unrestricted Global Notes to Unrestricted Definitive Notes. If any holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for an Unrestricted Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note in accordance with the terms of this Indenture (including Section 1.02(a)), then, upon satisfaction of the conditions set forth in Section 1.02(b)(ii) hereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 1.02(g) hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions an Unrestricted Definitive Note in the appropriate principal amount. Any Unrestricted Definitive Note issued in exchange for a beneficial interest pursuant to this Section 1.02(c)(iii) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Security Registrar through instructions from the Depository and the Participant or Indirect Participant. The Trustee shall deliver such Unrestricted Definitive Notes to the Persons in whose names such Notes are so registered. Any Unrestricted Definitive Note issued in exchange for a beneficial interest pursuant to this Section 1.02(c)(iii) shall not bear the Restricted Notes Legend.

(d) Transfer and Exchange of Definitive Notes for Beneficial Interests.

(i) Restricted Definitive Notes to Beneficial Interests in Restricted Global Notes. If any Holder of a Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Restricted Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Security Registrar of the following documentation:

(A) if the Holder of such Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item 2(b) thereof;

(B) if such Restricted Definitive Note is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item 1 thereof;

(C) if such Restricted Definitive Note is being transferred to a Non-U.S. Person in an offshore transaction and in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item 2 thereof;

(D) if such Restricted Definitive Note is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate substantially in the form of Exhibit B hereto, including the certifications in item 3 thereof;

(E) if such Restricted Definitive Note is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item 3 thereof,

(F) if such Restricted Definitive Note is being transferred pursuant to an effective registration statement under the Securities Act, a certificate substantially in the form of Exhibit B hereto, including the certifications in item 3 thereof, the Trustee shall cancel the Restricted Definitive Note and increase or cause to be increased the aggregate principal amount of the Restricted Global Note.

(ii) Restricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of a Restricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

(A) such exchange or transfer is effected pursuant to a Registered Exchange Offer and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, makes any and all certifications required in the applicable letter of transmittal (or is deemed to have made such certifications if delivery is made through the Applicable Procedures) as may be required by such Registration Rights Agreement;

(B) such Notes are sold or exchanged pursuant to an effective registration statement under the Securities Act;

(C) such transfer is effected by a broker-dealer pursuant to an exchange offer registration statement; or

(D) if such Restricted Definitive Note is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item 4(a) thereof; and

(E) the Security Registrar receives the following:

(1) if the Holder of such Definitive Notes proposes to exchange such Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item 1(c) thereof; or

(2) if the Holder of such Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item 4 thereof;

and, in each such case set forth in this subparagraph (E), if the Company or the Security Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Security Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Restricted Notes Legend are no longer required in order to maintain compliance with the Securities Act.

Upon satisfaction of the conditions of any of the subparagraphs in this Section 1.02(d)(ii), the Trustee shall cancel the Definitive Notes and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.

(iii) Unrestricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of an Unrestricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.

If any such exchange or transfer from an Unrestricted Definitive Note to a beneficial interest is effected pursuant to subparagraphs (ii)(B), (ii)(D) or (iii) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an Company Order in accordance with Section 303 of the Base Indenture, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of Definitive Notes so transferred.

(e) Transfer and Exchange of Definitive Notes for Definitive Notes. Upon request by a Holder of Definitive Notes and such Holder’s compliance with the provisions of this Section 1.02(e), the Security Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Security Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Security Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 1.02(e).

(i) Restricted Definitive Notes to Restricted Definitive Notes. Any Restricted Definitive Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Note if the Security Registrar receives the following:

(A) if the transfer will be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item 1 thereof;

(B) if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item 2 thereof; or

(C) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item 3 thereof, if applicable.

(ii) Restricted Definitive Notes to Unrestricted Definitive Notes. Any Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if:

(A) such exchange or transfer is effected pursuant to a Registered Exchange Offer and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, makes any and all certifications required in the applicable letter of transmittal (or is deemed to have made such certifications if delivery is made through the Applicable Procedures) as may be required by such Registration Rights Agreement;

(B) such Notes are sold or exchanged pursuant to an effective registration statement under the Securities Act;

(C) such transfer is effected by a broker-dealer pursuant to an exchange offer registration statement; or

(D) if such Restricted Definitive Note is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item 4(a) thereof; and

(E) the Security Registrar receives the following:

(1) if the Holder of such Restricted Definitive Notes proposes to exchange such Notes for an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item 1(d) thereof; or

(2) if the Holder of such Restricted Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item 4 thereof;

and, in each such case set forth in this subparagraph (E), an Opinion of Counsel in form reasonably acceptable to the Company, the Security Registrar and the Trustee to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Restricted Notes Legend are no longer required in order to maintain compliance with the Securities Act.

(iii) Unrestricted Definitive Notes to Unrestricted Definitive Notes. A Holder of Unrestricted Definitive Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request to register such a transfer, and surrender of such Definitive Note, duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Security Registrar duly executed by such Holder or by its attorney, duly authorized in writing, the Security Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.

(f) Legends. The following legends shall appear on the face of all Global Notes and Definitive Notes issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

(i) Restricted Notes Legend.

(A) Except as permitted by subparagraphs (B), (C) and (D) below, each Global Note and each Definitive Note (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF

(1) REPRESENTS THAT EITHER IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)) AND

(2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS ONE YEAR (OR SUCH OTHER DATE WHEN RESALES OF SECURITIES BY NON-AFFILIATES ARE FIRST PERMITTED UNDER RULE 144(d) UNDER THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR ANY PREDECESSOR OF THIS SECURITY) OR THE DATE OF ANY SUBSEQUENT REOPENING OF THE SECURITIES AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT, OR ITS AGENT, REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE SECURITIES LAWS OF ANY OTHER JURISDICTION, INCLUDING ANY STATE OF THE UNITED STATES, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL SATISFACTORY TO EACH OF THEM AND/OR A CERTIFICATE OF TRANSFER OR EXCHANGE IN THE FORM PRESCRIBED IN THE INDENTURE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.”

(B) Notwithstanding the foregoing, any Global Note or Definitive Note issued pursuant to subsections (b)(iii), (b)(v), (c)(ii), (c)(iii), (d)(ii), (d)(iii), (e)(ii) or (e)(iii) of this Section 1.02 (and all Notes issued in exchange therefor or substitution thereof) shall not bear the Restricted Notes Legend.

(C) After a transfer of any Initial Notes during the period of the effectiveness of a Shelf Registration Statement with respect to such Initial Notes, all requirements pertaining to the Restricted Notes Legend on such Initial Notes shall cease to apply and the requirements that any such Initial Notes be issued in global form shall continue to apply.

(D) Upon the consummation of a Registered Exchange Offer with respect to the Initial Notes pursuant to which Holders of such Initial Notes are offered Exchange Notes in exchange for their Initial Notes, all requirements pertaining to Initial Notes that Initial Notes be issued in global form shall continue to apply, and Exchange Notes in global form without the Restricted Notes Legend shall be available to Holders that exchange such Initial Notes in such Registered Exchange Offer.

(ii) Global Note Legend. Each Global Note shall bear a legend in substantially the following form:

“This Security is a Global Note within the meaning of the Indenture hereinafter referred to and is registered in the name of The Depository Trust Company or a nominee thereof. This Security may not be exchanged in whole or in part for a Security registered, and no transfer of this Security in whole or in part may be registered, in the name of any Person other than The Depository Trust Company or a nominee thereof, except in the limited circumstances described in the Indenture.

Unless this certificate is presented by an authorized representative of The Depository Trust Company to the issuer or its agent for registration of transfer, exchange or payment and such certificate issued in exchange for this certificate is registered in the name of Cede & Co., or such other name as requested by an authorized representative of The Depository Trust Company, any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful, as the registered owner hereof, Cede & Co., has an interest herein.”

(g) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 3.10 of the Base Indenture. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depository at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depository at the direction of the Trustee to reflect such increase.

Section 1.03. Additional Interest. In the event that the Company is required to pay Additional Interest to Holders of the Notes pursuant to the Registration Rights Agreement, the Company will provide written notice (“Additional Interest Notice”) to the Trustee of its obligation to pay Additional Interest 15 days prior to the proposed payment date for the Additional Interest to the extent reasonably practicable, but in no event later than five Business Days prior to such proposed payment date, and the Additional Interest Notice shall set forth the amount of Additional Interest to be paid by the Company on such payment date. The Trustee shall not at any time be under any duty or responsibility to any holder of the Notes to determine the Additional Interest, or with respect to the nature, extent, or calculation of the amount of Additional Interest owed, or with respect to the method employed in such calculation of the Additional Interest.

In the event that the Company is required to pay interest at the Adjusted Interest Rate, the Company will provide written notice (“Adjusted Interest Rate Notice”) to the Trustee of its obligation to interest at the Adjusted Interest Rate 15 days prior to the proposed payment date for the interest to the extent reasonably practicable, but in no event later than five Business Days prior to such proposed payment date, and the Adjusted Interest Rate Notice shall set forth the amount of the Adjusted Interest Rate to be paid by the Company on such payment date. The Trustee shall not at any time be under any responsibility to any holder of the Notes to determine the Adjusted Interest Rate, or with respect to the nature, extent, or calculation of the amount of the Adjusted Interest Rate owed, or with respect to the method employed in such calculation of the Adjusted Interest Rate.

Section 1.04. For purposes of this Fourth Supplemental Indenture, the following terms have the meanings set forth below:

“144A Global Note” means a Global Note substantially in the form of Exhibit A hereto bearing the Global Note Legend and the Restricted Note Legend and deposited with or on behalf of, and registered in the name of, the Depository or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Notes sold to a QIB.

“Applicable Procedures” means, with respect to any transfer, redemption, tender or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depository that apply to such transfer or exchange.

“Definitive Note” means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 1.02 hereof, substantially in the form of Exhibit A hereto except that such Note shall not bear the Global Note Legend and shall not have the “Schedule of Exchanges of Interests in the Global Note” attached thereto.

“Global Note Legend” means the legend set forth in Section 1.02(f)(ii), which is required to be placed on all Global Notes issued under this Indenture.

“Global Notes” means, individually and collectively, each of the Restricted Global Notes and the Unrestricted Global Notes, substantially in the form of Exhibit A hereto issued in accordance with Section 1.02(b) or 1.02(d) hereof.

“interest” means, with respect to the Notes, interest and Additional Interest, if any, on the Notes (regardless of whether so stated).

“Indirect Participant” means a Person who holds a beneficial interest in a Global Note through a Participant.

“Non-U.S. Person” means a person other than a U.S. Person.

“Participant” means, with respect to the Depository, a Person who has an account with the Depository.

“QIB” means a “qualified institutional buyer” as defined in Rule 144A.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Restricted Definitive Note” means a definitive Note substantially in the form of Exhibit A attached hereto that does not bear the Global Note Legend nor the “Schedule of Exchanges of Interests in the Global Note” attached thereto, and that bears the Restricted Notes Legend.

“Restricted Global Note” means a permanent Global Note substantially in the form of Exhibit A attached hereto that bears the Global Note Legend and that has the “Schedule of Exchanges of Interests in the Global Note” attached thereto, and that is deposited with or on behalf of and registered in the name of the Depository, representing a series of Notes that bear the Restricted Notes Legend.

“Restricted Note Legend” means the legend set forth in Section 1.02(f)(i) to be placed on all Notes issued under this Fourth Supplemental Indenture except where otherwise permitted by the provisions of this Indenture.

“Rule 144” means Rule 144 promulgated under the Securities Act.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Unrestricted Definitive Note” means a definitive Note substantially in the form of Exhibit A attached hereto that does not bear the Global Note Legend nor the “Schedule of Exchanges of Interests in the Global Note” attached thereto, and that does not bear the Restricted Notes Legend.

“Unrestricted Global Note” means a permanent Global Note substantially in the form of Exhibit A attached hereto that bears the Global Note Legend and that has the “Schedule of Exchanges of Interests in the Global Note” attached thereto, and that is deposited with or on behalf of and registered in the name of the Depository, representing a series of Notes that do not bear the Restricted Notes Legend.

“U.S. Person” means a U.S. Person as defined in Rule 902(k) of Regulation S under the Securities Act.

ARTICLE II

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 2.01. Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Base Indenture (as supplemented or amended from time to time), whether now or hereafter issued and Outstanding, Article One of the Base Indenture shall be amended by adding the following defined terms to Section 101 in appropriate alphabetical sequence, as follows:

“Additional Interest” means all additional interest then owing pursuant to the Registration Rights Agreement.

“Adjusted Interest Rate” means the interest rate on the Notes shall be the rate per annum which is 0.75% above the stated rate of such Notes. The Adjusted Interest Rate with respect to the Notes shall be 6.00% per annum.

“‘Below Investment Grade Rating Event’ means the Notes are downgraded below Investment Grade by the Rating Agency on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the sixty-day (60-day) period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by the Rating Agency); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agency making the reduction in rating to which this definition would otherwise apply does not announce or publicly confirm or inform the Trustee in writing at the Company’s request (acting at the direction of holders of a majority in principal amount of the Notes) that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).”

“‘Change of Control’ means the occurrence of any of the following:

(1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of the Company and its Controlled Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than to any Permitted Holders; provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Company or its Controlled Subsidiaries shall not be deemed to be any such sale, lease, transfer, conveyance or disposition;

(2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than any Permitted Holders) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of the Company, measured by voting power rather than number of shares; or

(3) the approval by the Company’s stockholders of any plan or proposal relating to the liquidation or dissolution of the Company.”

“‘Change of Control Repurchase Event’ means the occurrence of a Change of Control and a Below Investment Grade Rating Event.”

“‘Controlled Subsidiary’ means any Subsidiary of the Company, fifty percent (50%) or more of the outstanding equity interests of which are owned by the Company and its direct or indirect Subsidiaries and of which the Company possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting equity interests, by agreement or otherwise.”

“‘Egan-Jones’ means Egan-Jones Ratings Company or any successor thereto.”

“‘Exchange Act’ means the Securities Exchange Act of 1934, as amended, and any statute successor thereto.”

“‘GAAP’ means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, the opinions and pronouncements of the Public Company Accounting Oversight Board and the statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession in the United States, which are in effect from time to time.”

“Interest Rate Adjustment Event” means (i) the Notes are downgraded below Investment Grade by the Rating Agency or (ii) the Notes no longer maintain a rating from the Rating Agency.

“‘Investment Company Act’ means the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations promulgated thereunder, to the extent applicable, and any statute successor thereto.”

“‘Investment Grade’ means a rating of BBB- or better by Egan-Jones (or its equivalent under any successor rating categories of Egan-Jones) (or, if such Rating Agency ceases to rate the Notes for reasons outside of the Company’s control, the equivalent investment grade credit rating from any Rating Agency selected by the Company as a replacement Rating Agency).”

“‘Permitted Holders’ means (i) the Company, (ii) one or more Controlled Subsidiaries or (iii) Mount Logan Management LLC, any affiliate of Mount Logan Management LLC or any entity that is managed or advised by Mount Logan Management LLC or any of their affiliates.”

“‘Rating Agency’ means:

(1) Egan-Jones; and

(2) if Egan-Jones ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” as defined in Section (3)(a)(62) of the Exchange Act selected by the Company as a replacement agency for Egan-Jones.”

“Registered Exchange Offer” means the offer by the Company, pursuant to the Registration Rights Agreement, to certain Holders of Initial Notes, to issue and deliver to such Holders, in exchange for their Initial Notes, a like aggregate principal amount of Exchange Notes registered under the Securities Act.

“Registration Rights Agreement” means (a) the Registration Rights Agreement with respect to the Notes, dated as of the Issue Date, among the Company and the several purchasers of the Notes identified on the signature page thereto and (b) other similar registration rights agreements relating to any Additional Notes.

“Shelf Registration Statement” means a registration statement filed by the Company in connection with the offer and sale of Initial Notes pursuant to the Registration Rights Agreement.

“‘Significant Subsidiary’ means any Subsidiary that would be a “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X under the Exchange Act, as such regulation is in effect on the date of this Indenture (but excluding any Subsidiary which is (a) a non-recourse or limited recourse Subsidiary, (b) a bankruptcy remote special purpose vehicle or (c) is not consolidated with the Company for purposes of GAAP).”

“‘Voting Stock’ as applied to stock of any person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.”

Section 2.02. Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Indenture, whether now or hereafter issued and Outstanding, Article One of the Base Indenture shall be amended by replacing the definitions of “Business Day” and “Corporate Trust Office” in Section 101 with the following:

“‘Business Day’, when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means, unless otherwise specified with respect to any Securities pursuant to Section 301, each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York or that Place of Payment or particular location are authorized or obligated by law or executive order to close.”

“‘Corporate Trust Office’ means the principal office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date hereof for purposes of Section 1002 only is located at 111 Fillmore Avenue, St. Paul, MN, 55107, Attention: Logan Ridge Finance Corporation, and for all other purposes is located at 50 S. 16th Street, Philadelphia, PA 19102, Attention: Logan Ridge Finance Corporation, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as such successor Trustee may designate from time to time by notice to the Holders and the Company).”

Section 2.03. Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Indenture, whether now or hereafter issued and Outstanding, Section 104 of the Base Indenture shall be amended by replacing clause (d) thereof with the following:

“(d) If the Company shall solicit from the Holders of Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, in or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding Section 316(c) of the Trust Indenture Act, such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date thirty (30) days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.”

ARTICLE III

REMEDIES

Section 3.01. Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Base Indenture (as supplemented or amended from time to time by one or more indentures supplemental thereto), whether now or hereafter issued and Outstanding, Section 501 of the Base Indenture shall be amended by replacing clause (2) thereof with the following:

“(2) default in the payment of the principal of (or premium, if any, on) any Security of that series when it becomes due and payable at its Maturity; or”

Section 3.02. Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Base Indenture (as supplemented or amended from time to time by one or more indentures supplemental thereto), whether now or hereafter issued and Outstanding, Section 501 of the Base Indenture shall be amended by replacing clause (6) thereof with the following:

“(6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(A) is for relief against the Company in an involuntary case or proceeding, or

(B) adjudges the Company bankrupt or insolvent, or approves as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, or

(C) appoints a Custodian of the Company or for all or substantially all of its property, or

(D) orders the winding up or liquidation of the Company,

and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of sixty (60) consecutive days; or”.

Section 3.03. Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Base Indenture (as supplemented or amended from time to time by one or more indentures supplemental thereto), whether now or hereafter issued and Outstanding, Article Five of the Base Indenture shall be amended by adding the following new clause (9) to Section 501 thereto, as set forth below:

“(9) default by the Company or any of its Significant Subsidiaries with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $50 million in the aggregate of the Company and/or any such Significant Subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, unless, in either case, such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Notes then Outstanding.”

Section 3.04. Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Base Indenture (as supplemented or amended from time to time by one or more indentures supplemental thereto), whether now or hereafter issued and Outstanding, Section 502 of the Base Indenture shall be amended by replacing the first paragraph thereof with the following:

“If an Event of Default (other than an Event of Default under Section 501(5) or Section 501(6)) with respect to the Notes at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may (and the Trustee shall at the written request of such Holders) declare the principal of all the Notes to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal or specified portion thereof shall become immediately due and payable, but does not entitle any Holder to any redemption payout or redemption premium. If an Event of Default under Section 501(5) or Section 501(6) occurs, the entire principal amount of all the Notes will automatically become due and immediately payable.”

ARTICLE IV

COVENANTS

Section 4.01. Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Base Indenture (as supplemented or amended from time to time by one or more indentures supplemental thereto), whether now or hereafter issued and Outstanding, Article Ten of the Base Indenture shall be amended by adding the following new Sections 1008, 1009, 1010 and 1011 thereto, each as set forth below:

“Section 1008. Section 18(a)(1)(A) of the Investment Company Act.

The Company hereby agrees that for the period of time during which the Notes are Outstanding, the Company will not violate Section 18(a)(1)(A) as modified by Section 61(a)(2) of the Investment Company Act or any successor provisions thereto, whether or not the Company continues to be subject to such provisions of the Investment Company Act, but giving effect, in either case, to any exemptive relief granted to the Company by the Commission.”

“Section 1009. Section 18(a)(1)(B) of the Investment Company Act.

The Company hereby agrees that, for the period of time during which the Notes are Outstanding, the Company shall not declare any dividend (except a dividend payable in stock of the Company), or declare any other distribution, upon a class of the Company’s capital stock, or purchase any such capital stock, unless, in every such case, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, the Company has an asset coverage (as defined in the Investment Company Act) of at least the threshold specified in Section 18(a)(1)(B) as modified by Section 61(a)(2) of the Investment Company Act or any successor provisions thereto of the Investment Company Act, as such obligation may be amended or superseded, after deducting the amount of such dividend, distribution or purchase price, as the case may be, and giving effect, in each case, (i) to any exemptive relief granted to the Company by the Commission and (ii) to any no-action relief granted by the Commission to another business development company (or to the Company if it determines to seek such similar no-action or other relief) permitting the business development company to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(2) of the Investment Company Act, as such obligation may be amended or superseded, in order to maintain such business development company’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. For the avoidance of doubt, notwithstanding Section 18(g) of the 1940 Act regarding the use of the term “senior security” in Section 18(a)(1)(B) of the 1940 Act, the Notes, and any and all other indebtedness of the Company, including any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, and any such indebtedness attributable to the Company’s subsidiaries, shall be deemed a “senior security” of the Company.

“Section 1010. Commission Reports and Reports to Holders.

If, at any time, the Company is not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the Commission, the Company agrees to furnish to the Holders of the Notes and the Trustee for the period of time during which the Notes are Outstanding: (i) within ninety (90) days after the end of each fiscal year of the Company, audited annual consolidated financial statements of the Company and (ii) within forty-five (45) days after the end of each fiscal quarter of the Company (other than the Company’s fourth fiscal quarter), unaudited interim consolidated financial statements of the Company. All such financial statements shall be prepared, in all material respects, in accordance with GAAP.”

“Section 1011. Rating of the Notes.

The Company shall, for the period of time during which the Notes are outstanding, use its commercially reasonable efforts to maintain a Notes rating from the Rating Agency at all times.”

ARTICLE V

REDEMPTION OF SECURITIES

Section 5.01. Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Base Indenture (as supplemented or amended from time to time by one or more indentures supplemental thereto), whether now or hereafter issued and Outstanding, Section 1103 of the Base Indenture shall be amended by replacing the first paragraph thereof with the following:

“If less than all the Securities of any series issued on the same day with the same terms are to be redeemed, the particular Securities to be redeemed shall be selected by the Trustee, or by the Depository in the case of global Securities, in compliance with the requirements of DTC, from the Outstanding Securities of such series issued on such date with the same terms not previously called for redemption, in compliance with the requirements of the principal national securities exchange on which the Securities are listed (if the Securities are listed on any national securities exchange), or if the Securities are not held through DTC or listed on any national securities exchange, or DTC prescribed no method of selection, by such method as the Trustee shall deem fair and appropriate and subject to and otherwise in accordance with the procedures of the applicable Depository; provided that such method complies with the rules of any national securities exchange or quotation system on which the Securities are listed, and may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security not redeemed to less than the minimum authorized denomination for Securities of such series.”

ARTICLE VI

REPAYMENT AT THE OPTION OF HOLDERS

Section 6.01. Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Base Indenture (as supplemented or amended from time to time by one or more indentures supplemental thereto), whether now or hereafter issued and Outstanding, Article Thirteen of the Base Indenture shall be amended by replacing Sections 1301 to 1305 with the following:

“Section 1301. Change of Control Repurchase Event. If a Change of Control Repurchase Event occurs, unless the Company shall have exercised its right to redeem the Notes in full, the Company shall make an offer to each Holder of Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount) of that Holder’s Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest and Additional Interest, if any, on the Notes repurchased to, but excluding, the date of repurchase. Within thirty (30) days following any Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control, but after the public announcement of the Change of Control, the Company shall mail a notice to each Holder describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date shall be no earlier than thirty (30) days and no later than sixty (60) days from the date such notice is mailed. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice. The Company shall comply with the requirements of Rule 14e-1 promulgated under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with this Section 1301, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 1301 by virtue of such conflict.

On the Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the Investment Company Act, the Company will, to the extent lawful:

(a) accept for payment all Notes or portions of Notes properly tendered pursuant to its offer;

(b) deposit with the Paying Agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(c) deliver or cause to be delivered to the Trustee the Notes properly accepted, together with an Officers’ Certificate stating the aggregate principal amount of Notes being purchased by the Company.

The Paying Agent, upon receipt of Company Order, will promptly remit to each holder of Notes properly tendered the purchase price for the Notes, and upon receipt of a Company Order, the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

If any Repayment Date upon a Change of Control Repurchase Event falls on a day that is not a Business Day, then the required payment will be made on the next succeeding Business Day and no additional interest will accrue as a result of such delayed payment.

The Company will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in respect of the Notes in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer.”

ARTICLE VII

MEETINGS OF HOLDERS OF SECURITIES

Section 7.01. Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Indenture, whether now or hereafter issued and Outstanding, Section 1505 of the Base Indenture shall be amended by replacing clause (c) thereof with the following:

“(c) At any meeting of Holders, each Holder of a Security of such series or proxy shall be entitled to one vote for each $2,000 principal amount of the Outstanding Securities of such series held or represented by such Holder; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.”

ARTICLE VIII

PAYMENT

Section 8.01. Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Indenture, whether now or hereafter issued and Outstanding, Section 1001 of the Base Indenture shall be amended by adding the following at the end of such Section:

“Alternatively, at the request of the registered Holder, the Company will pay the principal of (and premium, if any, on) and interest, if any, on the Notes by wire transfer of immediately available funds to an account at a bank in New York City, on the date when such amount is due and payable. To request payment by wire transfer, the registered Holder must give the Paying Agent appropriate transfer instructions at least 15 Business Days before the requested payment is due. In the case of any interest payment due on an Interest Payment Date, the instructions must be given by the person who is the registered Holder on the relevant Regular Record Date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in accordance with this Section.”

ARTICLE IX

MISCELLANEOUS

Section 9.01. This Fourth Supplemental Indenture and the Notes shall be governed by and construed in accordance with the law of the State of New York without regard to principles of conflicts of laws. This Fourth Supplemental Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of the Indenture and shall, to the extent applicable, be governed by such provisions.

Section 9.02. In case any provision in this Fourth Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 9.03. This Fourth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Fourth Supplemental Indenture. The exchange of copies of this Fourth Supplemental Indenture and of signature pages by facsimile, ..pdf transmission, email or other electronic means shall constitute effective execution and delivery of this Fourth Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile, .pdf transmission, email or other electronic means shall be deemed to be their original signatures for all purposes.

Section 9.04. The Base Indenture, as supplemented and amended by this Fourth Supplemental Indenture, is in all respects ratified and confirmed, and the Base Indenture and this Fourth Supplemental Indenture shall be read, taken and construed as one and the same instrument with respect to the Notes. All provisions included in this Fourth Supplemental Indenture supersede any conflicting provisions included in the Base Indenture with respect to the Notes, unless not permitted by law. The Trustee accepts the trusts created by the Base Indenture, as supplemented by this Fourth Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Base Indenture, as supplemented by this Fourth Supplemental Indenture.

Section 9.05. The provisions of this Fourth Supplemental Indenture shall become effective as of the date hereof.

Section 9.06. Notwithstanding anything else to the contrary herein, the terms and provisions of this Fourth Supplemental Indenture shall apply only to the Notes and shall not apply to any other series of Securities under the Base Indenture (as supplemented or amended from time to time by one or more indentures supplemental thereto), and this Fourth Supplemental Indenture shall not and does not otherwise affect, modify, alter, supplement or change the terms and provisions of any other series of Securities under the Base Indenture (as supplemented or amended from time to time by one or more indentures supplemental thereto), whether now or hereafter issued and Outstanding.

Section 9.07. For the avoidance of doubt, all notices, approvals, consents, requests and any communications hereunder or with respect to the Notes must be in writing in English and must be in the form of a document that is signed manually or by way of an electronic signature (including electronic images of handwritten and digital signatures provided by DocuSign, Orbit, Adobe Sign or any other electronic signature provider acceptable to the Trustee). Electronic signatures believed by the Trustee to comply with the ESIGN ACT of 2000 or other applicable law shall be deemed original signatures for all purposes. If the Company chooses to use electronic signatures to sign documents delivered to the Trustee, the Company agrees to assume all risks arising out of its use of electronic signatures, including without limitation the risk of the Trustee acting on an unauthorized document and the risk of interception or misuse by third parties. Notwithstanding the foregoing, the Trustee may in any instance and in its sole discretion require that an original document bearing a manual signature be delivered to the Trustee in lieu of, or in addition to, any document signed via electronic signature.

Section 9.08. The recitals contained herein and in the Notes, except the Trustee’s certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Fourth Supplemental Indenture, the Notes or any Additional Notes, except that the Trustee represents that it is duly authorized to execute and deliver this Fourth Supplemental Indenture, authenticate the Notes and any Additional Notes and perform its obligations hereunder. The Trustee shall not be accountable for the use or application by the Company of the Notes or any Additional Notes or the proceeds thereof. In acting hereunder and with respect to the Notes, the rights, privileges, protections, immunities and benefits afforded to the Trustee under the Base Indenture, including, without limitation, its right to be indemnified, are deemed to be incorporated herein, and shall be enforceable by the Trustee hereunder, in each of its capacities hereunder as if set forth herein in full. This Fourth Supplemental Indenture may be executed in any number of counterparts (including by facsimile or other electronic means), each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Counterparts may be executed and delivered via facsimile, email or other transmission method and may be executed by electronic signature (including, without limitation, any .pdf file, .jpeg file, or any other electronic or image file, or any “electronic signature” as defined under the U.S. Electronic Signatures in Global and National Commerce Act or the New York Electronic Signatures and Records Act, which includes any electronic signature provided using Orbit, Adobe Fill & Sign, Adobe Sign, DocuSign, or any other similar platform identified by the Company and reasonably available at no undue burden or expense to the Trustee) and any counterpart so delivered shall be valid, effective and legally binding as if such electronic signatures were handwritten signatures and shall be deemed to have been duly and validly delivered for all purposes hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed as of the date first above written.

LOGAN RIDGE FINANCE CORPORATION

By: /s/ Ted Goldthorpe

Name: Ted Goldthorpe
Title: Chief Executive Officer

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By: /s/ George J. Rayzis
Name: George J. Rayzis
Title: Vice President

[Signature Page to Fourth Supplemental Indenture]

Exhibit A — Form of Global Note

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND SUCH CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[Insert the Restricted Notes Legend if applicable pursuant to the provisions of the Indenture]

Logan Ridge Finance Corporation

No.	$50,000,000
CUSIP No. 541098 AA7
ISIN No. US541098AA79

5.25% Notes due 2026

Logan Ridge Finance Corporation, a corporation duly organized and existing under the laws of Maryland (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of FIFTY MILLION (U.S. $50,000,000) on October 30, 2026, and to pay interest thereon from October 29, 2021 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 30 and October 30 in each year, commencing April 30, 2022, at the rate of 5.25% per annum, as may be adjusted following an Interest Rate Adjustment Event (as defined in the hereinafter defined Fourth Supplemental Indenture), until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be April 15 and October 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such

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Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. This Security may be issued as part of a series.

Payment of the principal of (and premium, if any, on) and any such interest on this Security shall be made upon presentment of this Security at the office of the Trustee located at 111 Fillmore Avenue, St. Paul, MN 55107, Attention: Logan Ridge Finance Corporation (5.25% Notes Due 2026) or at such other address as designated by the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided, further, however, that, at the request of the registered Holder, the Company will pay the principal of (and premium, if any, on) and interest, if any, on the Securities by wire transfer of immediately available funds to an account at a bank in New York City, on the date when such amount is due and payable and as further set forth in Section 1001 of the Indenture; provided further, however, that so long as this Security is registered to Cede & Co., such payment shall be made by wire transfer in accordance with the procedures established by The Depository Trust Company and the Trustee.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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In Witness Whereof, the Company has caused this instrument to be duly executed.

Dated:

LOGAN RIDGE FINANCE CORPORATION

By:	/s/ Ted Goldthorpe
Name: Ted Goldthorpe
Title: Chief Executive Officer

Attest

By:	/s/ Jason Roos
Name: Jason Roos
Title: Chief Financial Officer, Treasurer and Secretary

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ George J. Rayzis
Authorized Officer

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Logan Ridge Finance Corporation

5.25% Notes due 2026

This Security is one of a duly authorized issue of Senior Securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of June 16, 2014 (herein called the “Base Indenture”), between the Company and U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Base Indenture), and reference is hereby made to the Base Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered, as supplemented by the Fourth Supplemental Indenture, dated as of October 29, 2021, by and between the Company and the Trustee (herein called the “Fourth Supplemental Indenture,” the Fourth Supplemental Indenture and the Base Indenture collectively are herein called the “Indenture”). In the event of any conflict between the Base Indenture and the Fourth Supplemental Indenture, the Fourth Supplemental Indenture shall govern and control.

This Security is one of the series designated on the face hereof, which series is initially limited in aggregate principal amount to $50,000,000. Under a Board Resolution, Officers’ Certificate pursuant to Board Resolutions or an indenture supplement, the Company may from time to time, without the consent of the Holders of Securities, issue additional Securities of this series (in any such case “Additional Securities”) having the same ranking and the same interest rate, maturity and other terms as the Securities; provided that, if such Additional Securities are not fungible with the Securities (or any other tranche of Additional Securities for U.S. federal income tax purposes, then such Additional Securities will have a different CUSIP numbers from the Securities (and any such other tranche of Additional Securities). Any Additional Securities and the existing Securities will constitute a single series under the Indenture and all references to the relevant Securities herein shall include the Additional Securities unless the context otherwise requires. The aggregate amount of outstanding Securities represented hereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions.

The Securities of this series are subject to redemption in whole or in part at any time or from time to time, at the option of the Company, at a Redemption Price (calculated by the Company and reported to the Trustee) per Security equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to, but excluding, the Redemption Date:

(a) 100% of the principal amount of the Notes to be redeemed, or

(b) the sum of the present value of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the Redemption Date) on the Notes to be redeemed, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 50 basis points;

provided, however, that if the Company redeems any Securities on or after July 30, 2026, the Redemption Price for the Securities will be equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

For purposes of calculating the Redemption Price in connection with the redemption of the Securities, on any Redemption Date, the following terms have the meanings set forth below:

“Comparable Treasury Issue” means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financing practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities being redeemed.

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“Comparable Treasury Price” means (1) the average of the Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means a Reference Treasury Dealer selected by the Company.

“Reference Treasury Dealer” means each of any four primary U.S. government securities dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 3:30 p.m. New York City time on the third business day preceding such Redemption Date. All determinations made by any Reference Treasury Dealer, including the Quotation Agent, with respect to determining the Redemption Price will be final and binding absent manifest error.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue (computed as of the third business day immediately preceding the redemption), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Redemption Price and the Treasury Rate will be determined by the Company.

Notice of redemption shall be given in writing and mailed, first-class postage prepaid or by overnight courier guaranteeing next-day delivery, to each Holder of the Securities to be redeemed, not less than thirty (30) nor more than sixty (60) days prior to the Redemption Date, at the Holder’s address appearing in the Security Register; provided however that so long as the Notes are registered to Cede & Co., such notice shall be given in accordance with the procedures established by the Depository Trust Company and the Trustee. All notices of redemption shall contain the information set forth in Section 1104 of the Base Indenture.

Any exercise of the Company’s option to redeem the Securities shall be done in compliance with the Indenture and the Investment Company Act, to the extent applicable.

If the Company elects to redeem only a portion of the Securities, the Trustee or, with respect to global Securities, the Depository will determine the method for selecting the particular Securities to be redeemed, in accordance with Section 1.01 of the Fourth Supplemental Indenture and Section 1103 of the Indenture. In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest shall cease to accrue on the Securities called for redemption. Holders will have the right to require the Company to repurchase their Securities upon the occurrence of a Change of Control Repurchase Event as set forth in the Indenture.

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The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing (other than Events of Default under Section 501(5) or Section 501(6) of the Indenture), the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. If an Event of Default under Section 501(5) or Section 501(6) of the Indenture occurs the entire principal amount of the Securities of this series will automatically become due and immediately payable.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity, security, or both, reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for sixty (60) days after receipt of such notice, request and offer of indemnity and/or security. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

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The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange of Securities, but the Company, the Trustee, or the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee, or the Security Registrar and any agent of the Company, the Trustee, or the Security Registrar shall treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Trustee, the Security Registrar, or any agent thereof shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York without regard to principles of conflicts of laws.

The Holder of this Note shall be entitled to the benefits of a Registration Rights Agreement with respect to the Notes, dated as of the Issue Date, among the Company and the several purchasers of the Notes identified on the signature page thereto.

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Exhibit B – Form of Certificate of Transfer

Logan Ridge Finance Corporation

650 Madison Avenue, 23rd Floor

New York, New York 10022

Attention: Secretary

U.S. Bank National Association, as Trustee

111 Fillmore Avenue East

St. Paul, Minnesota 55107

Attention: Bondholder Services—EP-MN-WS2N

Reference: Logan Ridge Finance Corporation

Re: 5.25% Notes due 2026

Reference is hereby made to the Indenture, dated as of June 16, 2014, as supplemented by the First Supplemental Indenture, dated as of June 16, 2014, the Second Supplemental Indenture, dated as of May 16, 2017, the Third Supplemental Indenture, dated as of May 26, 2017, and the Fourth Supplemental Indenture, dated as of October 29, 2021 (together, the “Indenture”), between Logan Ridge Finance Corporation, as issuer (the “Company”), and U.S. Bank National Association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

___________________, (the “Transferor”) owns and proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount of $___________ in such Note[s] or interests (the “Transfer”), to ___________________________ (the “Transferee”), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1.

[ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE 144A GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Restricted Notes Legend printed on the 144A Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

2.

[ ] CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN A GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that such Transfer is being effected to the Company or a subsidiary thereof.

3.	[ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE OR OF AN UNRESTRICTED DEFINITIVE NOTE.

B-1

(a) [ ] CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Restricted Notes Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Restricted Notes Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

(b) [ ] CHECK IF TRANSFER IS PURSUANT TO REGULATION S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Restricted Notes Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Restricted Notes Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

(c) [ ] CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Restricted Notes Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Restricted Notes Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.

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This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

_____________________________________
[Insert Name of Transferor]

By:________________________________
Name:
Title:

Dated:__________________

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ANNEX A TO CERTIFICATE OF TRANSFER

1.	The Transferor owns and proposes to transfer the following:

[CHECK ONE]

(i)	[ ] 144A Global Note (CUSIP _________________), or

(ii)	[ ] Unrestricted Global Note (CUSIP ____________)

2.	After the Transfer the Transferee will hold:

[CHECK ONE]

(a)	[ ] a beneficial interest in the:

(i)	[ ] 144A Global Note (CUSIP _________________), or

(ii)	[ ] Unrestricted Global Note (CUSIP _________________), or

(b)	[ ] a Restricted Definitive Note; or

(c)	[ ] an Unrestricted Definitive Note,

in accordance with the terms of the Indenture.

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Exhibit C – Form of Certificate of Exchange

Logan Ridge Finance Corporation

650 Madison Avenue, 23rd Floor

New York, New York 10022

Attention: Secretary

U.S. Bank National Association, as Trustee

50 S. 16th Street

Philadelphia, PA 19102

Telecopier No.: (617) 603-6665

Attention: Corporate Trust Services

Re: 5.25% Notes due 2026

Reference is hereby made to the Indenture, dated as of June 16, 2014, as supplemented by the First Supplemental Indenture, dated as of June 16, 2014, the Second Supplemental Indenture, dated as of May 16, 2017, the Third Supplemental Indenture, dated as of May 26, 2017, and the Fourth Supplemental Indenture, dated as of October 29, 2021 (together, the “Indenture”), between Logan Ridge Finance Corporation, as issuer (the “Company”), and U.S. Bank National Association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

__________________________, (the “Owner”) owns and proposes to exchange the Note[s] or interest in such Note[s] specified herein, in the principal amount of $____________ in such Note[s] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that:

1.	EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL NOTE FOR UNRESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL NOTE

(a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the “Securities Act”), (iii) the restrictions on transfer contained in the Indenture and the Restricted Notes Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

[ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO UNRESTRICTED DEFINITIVE NOTE. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Definitive Note is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Restricted Notes Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(c) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Owner’s Exchange of a Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture, and the Restricted Notes Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(d) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO UNRESTRICTED DEFINITIVE NOTE. In connection with the Owner’s Exchange of a Restricted Definitive Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Unrestricted Definitive Note is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Restricted Notes Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2.	EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES FOR RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES

(a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO RESTRICTED DEFINITIVE NOTE. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner’s own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Restricted Notes Legend printed on the Restricted Definitive Note and in the Indenture and the Securities Act.

(b) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner’s Restricted Definitive Note for a beneficial interest in a Restricted Global Note with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Restricted Notes Legend printed on the relevant Restricted Global Note and in the Indenture and the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

_______________________________________________
[Insert Name of Transferor]

By:________________________________
Name:
Title:

Dated:__________________

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND SUCH CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF

(1) REPRESENTS THAT EITHER IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)) AND

(2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS ONE YEAR (OR SUCH OTHER DATE WHEN RESALES OF SECURITIES BY NON-AFFILIATES ARE FIRST PERMITTED UNDER RULE 144(d) UNDER THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR ANY PREDECESSOR OF THIS SECURITY) OR THE DATE OF ANY SUBSEQUENT REOPENING OF THE SECURITIES AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT, OR ITS AGENT, REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE SECURITIES LAWS OF ANY OTHER JURISDICTION, INCLUDING ANY STATE OF THE UNITED STATES, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL SATISFACTORY TO EACH OF THEM AND/OR A CERTIFICATE OF

TRANSFER OR EXCHANGE IN THE FORM PRESCRIBED IN THE INDENTURE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

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Logan Ridge Finance Corporation

No. 1	$50,000,000

CUSIP No. 541098 AA7

ISIN No. US541098AA79

5.25% Notes due 2026

Logan Ridge Finance Corporation, a corporation duly organized and existing under the laws of Maryland (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of FIFTY MILLION (U.S. $50,000,000) on October 30, 2026, and to pay interest thereon from October 29, 2021 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 30 and October 30 in each year, commencing April 30, 2022, at the rate of 5.25% per annum, as may be adjusted following an Interest Rate Adjustment Event (as defined in the hereinafter defined Fourth Supplemental Indenture), until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be April 15 and October 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. This Security may be issued as part of a series.

Payment of the principal of (and premium, if any, on) and any such interest on this Security shall be made upon presentment of this Security at the office of the Trustee located at 111 Fillmore Avenue, St. Paul, MN 55107, Attention: Logan Ridge Finance Corporation (5.25% Notes Due 2026) or at such other address as designated by the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided, further, however, that, at the request of the registered Holder, the Company will pay the principal of (and premium, if any, on) and interest, if any, on the Securities by wire transfer of immediately available funds to an account at a bank in New York City, on the date when such amount is due and payable and as further set forth in Section 1001 of the Indenture; provided further, however, that so long as this Security is registered to Cede & Co., such payment shall be made by wire transfer in accordance with the procedures established by The Depository Trust Company and the Trustee.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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In Witness Whereof, the Company has caused this instrument to be duly executed.

Dated: October 29, 2021

LOGAN RIDGE FINANCE CORPORATION

By:	/s/ Ted Goldthorpe

Name: Ted Goldthorpe
Title: Chief Executive Officer

Attest

By:	/s/ Jason Roos
Name: Jason Roos
Title: Chief Financial Officer, Treasurer and Secretary

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: October 29, 2021

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ George J. Rayzis

Authorized Officer

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Logan Ridge Finance Corporation

5.25% Notes due 2026

This Security is one of a duly authorized issue of Senior Securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of June 16, 2014 (herein called the “Base Indenture”), between the Company and U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Base Indenture), and reference is hereby made to the Base Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered, as supplemented by the Fourth Supplemental Indenture, dated as of October 29, 2021, by and between the Company and the Trustee (herein called the “Fourth Supplemental Indenture,” the Fourth Supplemental Indenture and the Base Indenture collectively are herein called the “Indenture”). In the event of any conflict between the Base Indenture and the Fourth Supplemental Indenture, the Fourth Supplemental Indenture shall govern and control.

This Security is one of the series designated on the face hereof, which series is initially limited in aggregate principal amount to $50,000,000. Under a Board Resolution, Officers’ Certificate pursuant to Board Resolutions or an indenture supplement, the Company may from time to time, without the consent of the Holders of Securities, issue additional Securities of this series (in any such case “Additional Securities”) having the same ranking and the same interest rate, maturity and other terms as the Securities; provided that, if such Additional Securities are not fungible with the Securities (or any other tranche of Additional Securities for U.S. federal income tax purposes, then such Additional Securities will have a different CUSIP numbers from the Securities (and any such other tranche of Additional Securities). Any Additional Securities and the existing Securities will constitute a single series under the Indenture and all references to the relevant Securities herein shall include the Additional Securities unless the context otherwise requires. The aggregate amount of outstanding Securities represented hereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions.

The Securities of this series are subject to redemption in whole or in part at any time or from time to time, at the option of the Company, at a Redemption Price (calculated by the Company and reported to the Trustee) per Security equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to, but excluding, the Redemption Date:

(a) 100% of the principal amount of the Notes to be redeemed, or

(b) the sum of the present value of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the Redemption Date) on the Notes to be redeemed, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 50 basis points;

provided, however, that if the Company redeems any Securities on or after July 30, 2026, the Redemption Price for the Securities will be equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

For purposes of calculating the Redemption Price in connection with the redemption of the Securities, on any Redemption Date, the following terms have the meanings set forth below:

“Comparable Treasury Issue” means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financing practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities being redeemed.

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“Comparable Treasury Price” means (1) the average of the Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means a Reference Treasury Dealer selected by the Company.

“Reference Treasury Dealer” means each of any four primary U.S. government securities dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 3:30 p.m. New York City time on the third business day preceding such Redemption Date. All determinations made by any Reference Treasury Dealer, including the Quotation Agent, with respect to determining the Redemption Price will be final and binding absent manifest error.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue (computed as of the third business day immediately preceding the redemption), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Redemption Price and the Treasury Rate will be determined by the Company.

Notice of redemption shall be given in writing and mailed, first-class postage prepaid or by overnight courier guaranteeing next-day delivery, to each Holder of the Securities to be redeemed, not less than thirty (30) nor more than sixty (60) days prior to the Redemption Date, at the Holder’s address appearing in the Security Register; provided however that so long as the Notes are registered to Cede & Co., such notice shall be given in accordance with the procedures established by the Depository Trust Company and the Trustee. All notices of redemption shall contain the information set forth in Section 1104 of the Base Indenture.

Any exercise of the Company’s option to redeem the Securities shall be done in compliance with the Indenture and the Investment Company Act, to the extent applicable.

If the Company elects to redeem only a portion of the Securities, the Trustee or, with respect to global Securities, the Depository will determine the method for selecting the particular Securities to be redeemed, in accordance with Section 1.01 of the Fourth Supplemental Indenture and Section 1103 of the Indenture. In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest shall cease to accrue on the Securities called for redemption. Holders will have the right to require the Company to repurchase their Securities upon the occurrence of a Change of Control Repurchase Event as set forth in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing (other than Events of Default under Section 501(5) or Section 501(6) of the Indenture), the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. If an Event of Default under Section 501(5) or Section 501(6) of the Indenture occurs the entire principal amount of the Securities of this series will automatically become due and immediately payable.

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The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity, security, or both, reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for sixty (60) days after receipt of such notice, request and offer of indemnity and/or security. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

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No service charge shall be made for any such registration of transfer or exchange of Securities, but the Company, the Trustee, or the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee, or the Security Registrar and any agent of the Company, the Trustee, or the Security Registrar shall treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Trustee, the Security Registrar, or any agent thereof shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York without regard to principles of conflicts of laws.

The Holder of this Note shall be entitled to the benefits of a Registration Rights Agreement with respect to the Notes, dated as of the Issue Date, among the Company and the several purchasers of the Notes identified on the signature page thereto.

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